Exhibit 10.1

EXECUTION COPY

CONSENT AND AMENDMENT NO. 2

Dated as of December 21, 2011

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 24, 2009, as amended and restated as of February 2, 2011

THIS CONSENT AND AMENDMENT NO. 2 (this “Consent and Amendment”) is made as of December 21, 2011 (the “Effective Date”) by and among Inergy, L.P. (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011, by and among the Borrower, the lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent consent to certain transactions and agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to so consent and agree to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Consent and Amendment.

1. Consent. The Borrower has informed the Administrative Agent and the Lenders of its intent to enter into a series of transactions described in clauses (a) through (l) below (collectively, and together with any other actions related thereto, as more fully described in the disclosures of the Borrower and Inergy Midstream, LLC (“MLLC”) filed with the Securities and Exchange Commission, the “Midstream Transactions”):

(a) The Borrower will incur Debt in a principal amount of up to $311,850,000 (the “Tender Offer Debt”) in order to (i) repay a portion of its $600,000,000 7.00% Senior Notes due October 1, 2018 and its $750,000,000 6.875% Senior Notes due August 1, 2021 pursuant to a tender offer for such notes and (ii) repay all or a portion of the Term Loans.

(b) The Borrower will assign to MLLC, and MLLC will assume, all of the Borrower’s obligations and interests under the Tender Offer Debt.

(c) The Borrower will form a Delaware limited liability company named MGP GP, LLC (“MGP GP”) to which the Borrower will contribute nominal cash consideration in exchange for all membership interests in MGP GP.

(d) The Borrower and MGP GP will form a Delaware limited partnership named Inergy Midstream Holdings, L.P. (“MGP”) to which the Borrower will contribute nominal cash consideration in exchange for a limited partner interest representing all of the economic interests in MGP and MGP GP is admitted as a non-economic general partner.

(e) MGP will form a Delaware limited liability company named NRGM GP, LLC (“NRGM GP”), to which MGP will contribute nominal cash consideration in exchange for all membership interests in NRGM GP.

(f) The Borrower’s membership interest in MLLC will be converted into a 0% Managing Member Interest and a 100% Non-Managing Member Interest. The Borrower will then contribute the Managing Member Interest to MGP, and MGP will further contribute the Managing Member Interest to NRGM GP.

(g) MLLC will be converted into a Delaware limited partnership, with the name Inergy Midstream, L.P. (“NRGM”). The Borrower’s Non-Managing Member Interest is converted into a limited partner interest in NRGM and NRGM GP’s Managing Member Interest is converted into a general partner interest in NRGM.

(h) NRGM will contribute the membership interests in Tres Palacios Gas Storage LLC and US Salt, LLC to a newly formed Delaware limited liability company named NRGY Midstream, LLC (“NRGY MS”).

(i) NRGM and all of its subsidiaries will be released as Subsidiary Guarantors under the Credit Agreement and will be excluded from the definition of Subsidiaries and all restrictions and obligations under the Credit Agreement applicable to Subsidiaries.

(j) On the date of closing for the Midstream Transactions, NRGM will distribute all of the membership interests in NRGY MS to the Borrower, issue to the Borrower a number of Common Units representing limited partner interests in NRGM and a right to receive a cash distribution from NRGM as reimbursement for preformation capital expenditures with respect to Northeast Midstream Businesses and issue to NRGM GP incentive distribution rights (“IDRs”).

(k) Pursuant to an initial public offering, public investors will purchase for cash Common Units in NRGM, representing a minority of the outstanding common units in NRGM.

(l) NGRM will use a portion of the proceeds from its initial public offering proceeds to repay in full in cash the Tender Offer Debt.

The Borrower has requested the Administrative Agent and the Lenders to consent (the “Consent”) to and agree with the following in connection with the Midstream Transactions: notwithstanding anything contained in any provisions of the Credit Agreement to the contrary, including, without limitation in Section 5.09 (Subsidiary Guaranty), Section 5.10 (Collateral), Section 6.01 (Debt), Section 6.03 (Mergers; Sales of Assets; Sale-Leasebacks and other Fundamental Changes), Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions), Section 6.06 (Restricted Payments), Section 6.07 (Transactions with Affiliates), Section 6.11 (Amendments to Organic Documents), or Section 6.13 (Permitted Junior Debt and Amendments to Permitted Junior Debt Documents), the Borrower may take any of the actions described in clauses (a) through (l) above and may otherwise consummate the Midstream Transactions. Effective as of Effective Date, the Administrative Agent and the Lenders hereby grant the Consent.

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2. Amendments to the Credit Agreement. Effective as of the Effective Date, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is amended to add the following as a new paragraph to the end thereof:

For the avoidance of doubt, Consolidated EBITDA shall not include or give effect to the income (or loss) of NRGM and its subsidiaries, except to the extent that any such income has been actually received by the Borrower or any Subsidiary (other than NRGM and its subsidiaries) in the form of NRGM Cash Distributions (as defined below) and, for the avoidance of doubt, the foregoing additions to, and subtractions from, Consolidated EBITDA described in this definition shall not give effect to any items (other than such income so actually received) attributable to NRGM and its subsidiaries. As used herein, “NRGM Cash Distributions” means, for any period, cash dividends or similar cash distributions received from NRGM as distributions on equity interests or incentive distributions; provided that, for each of the first four full fiscal quarters after the Effective Date, the Borrower may include, solely for purposes of calculating Consolidated EBITDA, the pro forma benefit of Anticipated Cash Distributions (as defined below) for such period less any Actual Cash Distributions (as defined below) for such period. As used herein, “Anticipated Cash Distributions” means, for any period, an amount equal to the product of (x) four (4) multiplied by (y) the number of common units of NRGM held by the Borrower at the end of such period multiplied by (z) the lesser of (i) the actual amount of cash dividends or similar cash distributions on one common unit of NRGM received by the Borrower for such period and (ii) the amount of the initial distribution for one common unit to be received by the Borrower for such period as described in the effective S-1 filing of NRGM. As used herein, “Actual Cash Distributions” means, for any period, the aggregate amount of cash dividends or similar cash distributions on the common units of NRGM received by the Borrower as of the Effective Date.

(b) The definition of “Pledge Subsidiary” appearing in Section 1.01 of the Credit Agreement is amended to add the phrase “and NRGM” at the end thereof.

(c) The definition of “Subsidiary” appearing in Section 1.01 of the Credit Agreement is amended to add the parenthetical “(other than NRGM and its subsidiaries)” to the end thereof.

(d) Section 1.01 of the Credit Agreement is amended to delete the phrase “and its LC Exposure and Swingline Exposure at such time” appearing in the definition of “Working Capital Credit Exposure” and to add such phrase at the end of the definition of “General Partnership Credit Exposure”.

(e) Section 1.01 of the Credit Agreement is amended to add the following definition thereto:

“NRGM” means Inergy Midstream, L.P., a Delaware limited partnership.

(f) Clause (a) of Section 5.01 of the Credit Agreement is amended to (i) add the phrase “(including for purposes of this Section 5.01, NRGM and its subsidiaries to the extent required to be Consolidated by GAAP)” after each reference to the phrase “Borrower and its Consolidated Subsidiaries” appearing therein and (ii) add the phrase “(or NRGM or any of its subsidiaries to the extent required to be Consolidated by GAAP)” after each reference to the phrase “Borrower or any of its Consolidated Subsidiaries” appearing therein.

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(g) Clause (b) of Section 5.01 of the Credit Agreement is amended to (i) add the phrase “unaudited consolidating balance sheet and income statement and” immediately prior to each reference to the phrase “unaudited Consolidated” appearing therein and (ii) add the phrase “(including for purposes of this Section 5.01, NRGM and its subsidiaries to the extent required to be Consolidated by GAAP)” after each reference to the phrase “Borrower and its Consolidated Subsidiaries” appearing therein.

(h) Clause (b) of Section 6.08 of the Credit Agreement is amended to add the parenthetical “(other than any requirements for Subsidiary Guarantors to provide Guarantees in respect of Permitted Junior Debt)” immediately after the phrase “or to Guaranty indebtedness” appearing therein.

(i) Clause (b) of Section 9.02 of the Credit Agreement is amended to delete the phrase “release any Guarantor which is a Material Subsidiary” appearing therein and to replace such phrase with the phrase “release all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranty”.

(j) Schedule 2.06 to the Credit Agreement is amended and restated in its entirety to read as set forth on Schedule 2.06 attached hereto.

(k) The Lenders hereby authorize the Administrative Agent to release MLLC and its subsidiaries (collectively, the “Released Guarantors”) from their obligations under the Subsidiary Guaranty and to release any Lien granted to or held by the Administrative Agent upon any Collateral in respect of the Released Guarantors.

3. Conditions of Effectiveness. The effectiveness of this Consent and Amendment is subject to the conditions precedent that:

(a) The Administrative Agent shall have received counterparts of this Consent and Amendment duly executed by the Borrower, the Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

(b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees and expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Consent and Amendment.

(c) The Administrative Agent shall have received evidence reasonably satisfactory to it that the Midstream Transactions (excluding for the purposes of this Section 3(c), clause (a) thereof) are being consummated on the Effective Date.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Consent and Amendment and the Credit Agreement as modified hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

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(b) The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Credit Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Consent and Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Credit Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Governing Law. This Consent and Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute a part of this Consent and Amendment for any other purpose.

8. Counterparts. This Consent and Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Consent and Amendment has been duly executed as of the day and year first above written.

INERGY, L.P., as the Borrower

By: INERGY GP, LLC, its managing general partner

By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman, Jr.
Title: Executive Vice President, Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ Preeti Bhatnagar
Name: Preeti Bhatnagar
Title: Authorized Officer

Name of Lender:

BANK OF AMERICA, N.A.

By:	/s/ Mike Ouellet
Name: Mike Ouellet
Title: Senior Vice President

Name of Lender:

WELLS FARGO BANK, N.A.

By:	/s/ Tom K. Martin
Name: Tom K. Martin
Title: Director

Name of Lender:

BARCLAYS BANK PLC

By:	/s/ Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

Signature Page to Consent and Amendment No. 2 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Director

For any Lender requiring a second signature line:

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

Name of Lender:

MORGA N STANLEY BANK, N.A.

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

Name of Lender:

SUNTRUST BANK

By:	/s/ Andrew Johnson
Name: Andrew Johnson
Title: Director

Name of Lender:

CITIBANK, N.A.

By:	/s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

Signature Page to Consent and Amendment No. 2 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

FIFTH THIRD BANK

By:	/s/ Stephen Edwards
Name: Stephen Edwards
Title: Vice President

Name of Lender:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Andrew A. Oram
Name: Andrew A. Oram
Title: Managing Director

Name of Lender:

COMERICA BANK

By:	/s/ Justin Crawford
Name: Justin Crawford
Title: Vice President

Name of Lender:

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Name of Lender:

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Todd Vaubel
Name: Todd Vaubel
Title: Authorized Signatory

Signature Page to Consent and Amendment No. 2 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

PNC BANK, NATIONAL ASSOCATION

By:	/s/ Jessica L. Fabrizi
Name: Jessica L. Fabrizi
Title: Assistant Vice President

Name of Lender:

BOKF, NA DBA BANK OF OKLAHOMA

By:	/s/ Julie Elliott
Name: Julie Elliott
Title: Vice President

Name of Lender:

RAYMOND JAMES BANK, FSB

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

Name of Lender:

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Roger Eric Searls
Name: Roger Eric Searls
Title: Vice President

Name of Lender:

THE PRIVATEBANK & TRUST COMPANY

By:	/s/ Matt Mayer
Name: Matt Mayer
Title: Associate Managing Director

Signature Page to Consent and Amendment No. 2 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

U.S. BANK NATIONAL ASSOCATION

By:	/s/ Colleen S. Hayes
Name: Colleen S. Hayes
Title: Vice President

Name of Lender:

BANK MIDWEST, N.A.

By:	/s/ Jason Hilpipre
Name: Jason Hilpipre
Title: Associate Vice President

Name of Lender:

COMMERCE BANK

By:	/s/ C.T. Young
Name: C.T. Young
Title: Senior Vice President

Name of Lender:

REGIONS BANK

By:	/s/ David Valentine
Name: David Valentine
Title: Vice President

Name of Lender:

ENTERPRISE BANK & TRUST

By:	/s/ Linda Hanson
Name: Linda Hanson
Title: Kansas City Regional President

Signature Page to Consent and Amendment No. 2 to

Amended and Restated Credit Agreement

Inergy, L.P.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Consent and Amendment No. 2 to the Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Inergy, L.P., the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Consent and Amendment No. 2 is dated as of December 21, 2011 (the “Consent and Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Consent and Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Credit Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Consent and Amendment.

Dated: December 21, 2011

[Signature Page Follows]

INERGY PROPANE, LLC		L & L TRANSPORTATION, LLC

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman, Jr.		Name: R. Brooks Sherman, Jr.
Title: Executive Vice President, Chief Financial Officer		Title: Executive Vice President, Chief Financial Officer

US SALT, LLC		INERGY TRANSPORTATION, LLC

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman, Jr.		Name: R. Brooks Sherman, Jr.
Title: Executive Vice President, Chief Financial Officer		Title: Executive Vice President, Chief Financial Officer

STELLAR PROPANE SERVICE, LLC		LIBERTY PROPANE OPERATIONS, LLC

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman, Jr.		Name: R. Brooks Sherman, Jr.
Title: Executive Vice President, Chief Financial Officer		Title: Executive Vice President, Chief Financial Officer

INERGY FINANCE CORP.		INERGY SALES & SERVICE, INC.

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman, Jr.		Name: R. Brooks Sherman, Jr.
Title: Executive Vice President, Chief Financial Officer		Title: Executive Vice President, Chief Financial Officer

LIBERTY PROPANE GP, LLC		LIBERTY PROPANE, L.P.

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman, Jr.		Name: R. Brooks Sherman, Jr.
Title: Executive Vice President, Chief Financial Officer		Title: Executive Vice President, Chief Financial Officer

TRES PALACIOS GAS STORAGE LLC		INERGY PARTNERS, LLC

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman, Jr.		Name: R. Brooks Sherman, Jr.
Title: Executive Vice President, Chief Financial Officer		Title: Executive Vice President, Chief Financial Officer

IPCH ACQUISITION CORP.

By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman, Jr.
Title: Executive Vice President, Chief Financial Officer

Signature Page to Consent and Reaffirmation to Consent and Amendment No. 2 to

Amended and Restated Credit Agreement

Inergy, L.P.

SCHEDULE 2.06

EXISTING LETTERS OF CREDIT

	LC #	Issued	Exp Date	Amount
AIG	T-245331	1/11/2004	9/24/2011	982,500
Exxon	CPCS-200353	9/1/2005	12/31/2011	7,000,000
Pacific Employers Ins Co	CTCS-234192	2/9/2006	2/28/2011	11,613,687
old Republic Insurance-US Salt	s-727395	1/27/2009	1/30/2012	228,000
Millennium PL	s-787316	7/29/2009	4/30/2011	880,000
Tenness Gas PL	s-870778	11/19/2010	10/14/2011	100,000
Natural Gas Pipeline Co	s-889990	10/21/2010	10/14/2011	60,000
Transcontinental Gas Pipeline Co	s-889992	10/21/2010	10/14/2011	800,000
Texas Eastern Transmission	s-889995	10/21/2010	10/14/2011	55,000

				21,719,187